Northwestern Mutual Series Fund, Inc.
Supplement Dated March 19, 2025 to the
Statutory Prospectus Dated May 1, 2024
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2024, as supplemented (the “Prospectus”). You should read this Supplement together with the Prospectus.

Principal Investment Strategy and Principal Risk Update – Large Company Value Portfolio
On February 27, 2025, the Fund’s Board of Directors approved a change in the investment strategy for the Large Company Value Portfolio (the “Portfolio”) such that it will invest in a relatively limited number of companies. Accordingly, the following disclosure changes shall be effective on May 1, 2025:
The second paragraph of the “PRINCIPAL INVESTMENT STRATEGIES” section of the Portfolio’s Summary is revised to add the following:
“The adviser uses a variety of analytical research tools and techniques to help make decisions about buying or holding securities of companies that meet the investment criteria and selling the securities of companies that do not. The Portfolio normally invests in a relatively limited number of companies, generally 30-50.”
The “PRINCIPAL RISKS” section of the Portfolio’s Summary is amended to add the following risk:
•“Security Focus Risk – The Portfolio’s performance could be more closely tied to the value of a single security or small number of securities because, although classified as a diversified investment company, the Portfolio may hold large positions in a single or small number of securities. As a result, the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.”
Portfolio Managers Update – Domestic Equity Portfolio
Effective February 28, 2025, Vincent Celentano joins Nikhil Lalvani and Erin Ksenak as a co-portfolio manager for the Domestic Equity Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the Portfolio’s Summary under the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers:  Nikhil G. Lalvani, CFA, Managing Director, Senior Portfolio Manager and Team Leader at DIFA, has been with Macquarie Asset Management since 1997, and has co-managed the Portfolio since 2012.
Erin Ksenak, Senior Vice President and Portfolio Manager at DIFA, has been with Macquarie Asset Management since May 2017, and has co-managed the Portfolio since December 2020.
Vincent Celentano, CFA, Senior Vice President and Portfolio Manager at DIFA, has been with Macquarie Asset Management since 2018, and has co-managed the Portfolio since February 2025.”
In addition, the following text replaces the information that appears in the Prospectus under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – Domestic Equity Portfolio”:
“Nikhil G. Lalvani, CFA, Managing Director, Senior Portfolio Manager and Team Leader for Delaware Investments Fund Advisers (“DIFA”), has been with Macquarie Asset Management since 1997, and has co-managed the portfolio since 2012.

Erin Ksenak, Senior Vice President and Portfolio Manager for DIFA, has been with Macquarie Asset Management since 2017, and has co-managed the portfolio since December 2020.
Vincent Celentano, CFA, Senior Vice President and Portfolio Manager at DIFA, has been with Macquarie Asset Management since 2018, and has co-managed the Portfolio since February 2025.”

Please retain this Supplement for future reference.